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                                                                 EXHIBIT 10.4




                               NORDSTROM, INC.,
                                  (Guarantor)


                                 in favor of


                       NEW YORK LIFE INSURANCE COMPANY
                                      and
                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA
                                   (Lender)


                                   GUARANTY





                         Dated: As of April 18, 2002


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                                   GUARANTY

     This GUARANTY ("Guaranty") is executed as of April 18, 2002 by NORDSTROM, INC., a Washington corporation, having an address at 1700 - 7th Avenue, Suite 1000, Seattle, Washington 98101 ("Guarantor") for the benefit of NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company ("NYLIC"), having an address at 51 Madison Avenue, New York, New York 10010-1603 ("Lender"), and LIFE INVESTORS INSURANCE COMPANY OF AMERICA, an Iowa corporation ("LIICA"), having an address in care of NYLIC.

                             W I T N E S S E T H:
                             - - - - - - - - - -
     WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by 1700 Seventh L.P. ("Borrower") and payable to the order of NYLIC, and that certain Promissory Note dated of even date herewith, executed by Borrower and payable to the order of LIICA, each note in the original principal amount of $42,500,000.00 (both such notes, collectively, together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan in the total amount of $85,000,000.00 ("Loan"). The Loan is secured by the lien and security interest of a Deed of Trust, Assignment of Leases and Rents, and Security Agreement and Fixture Filing, of even date herewith (the "Mortgage"), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Mortgage, the "Loan Instruments"); and

     WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined); and

     WHEREAS, Guarantor is the owner of a direct partnership interest in Borrower, and Guarantor will directly benefit from Lender's making the Loan to Borrower.

     NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Instruments, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                   ARTICLE I

                         NATURE AND SCOPE OF GUARANTY

     1.1 Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor and that it shall fully perform each and every term and provision hereof.

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1.2 Definition of Guaranteed Obligations.  As used herein, the term
1.3 "Guaranteed Obligations" means:

            (i) all losses, claims, damages, costs, expenses and/or liabilities, including attorneys' fees and expenses, incurred by Lender:

                  (a) as a result of any material misstatement of fact (1) by Borrower or any Person (as defined in the Mortgage) constituting Borrower made to induce Lender to advance the principal amount evidenced by the Note or (2) contained in any Loan Instrument;

                  (b) as a result of fraud committed by Borrower or any Person constituting Borrower;

                  (c) as a result of the collection or application of any insurance proceeds, condemnation awards, trust funds or security deposits in a manner that is not in accordance with the provisions of the Loan Instruments, or the failure to pay Lender all rents, income and profits or other proceeds derived from the Property, net of reasonable and customary operating expenses, received in respect of a period when the Loan is in default;

                  (d) as a result of the breach of any representation or warranty contained in the Sections of the Mortgage pertaining to environmental matters, including, without limitation, Section 1.05E(4), 2.03C or 2.03D, or any default with respect to any covenant contained in the Sections of the Mortgage pertaining to environmental matters including, without limitation, Section 1.05E;

                  (e) as a result of any default with respect to Borrower's covenant to pay Impositions, pursuant to Section 1.02 of the Mortgage, or insurance premiums, pursuant to Section 1.03 of the Mortgage;

                  (f) arising from, in respect of, as a consequence of, or in connection with: (1) claims asserted by any Person (including, without limitation, any Governmental Agency (as defined in the Mortgage)) in connection with, or in any way arising out of, the presence, storage, use, disposal, generation, transportation or treatment of any Hazardous Material (as defined in the Mortgage) in, on, or under or about the Secured Property,
(2) the violation or claimed violation of any law relating to any Hazardous Material or any other Environmental Requirement (as defined in the Mortgage) in regard to the Secured Property (as defined in the Mortgage), regardless of whether or not such violation or claimed violation occurred prior to or after the date of the Mortgage or whether or not such violation or claimed violation occurred prior to or after the time that Borrower became the owner of the Secured Property, or (3) the preparation of any environmental audit as to the Secured Property, whether conducted or authorized by Borrower, Lender or any other Person or the implementation of any such audit's recommendations; or

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                  (g)   as a result of any intentional, bad faith waste of
the Secured Property committed by Borrower or its agents (such damages to include, without limitation, all repair costs incurred by Borrower); and

            (ii) if there shall be a violation of Section 1.11 of the Mortgage and/or in the event that any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to or acquiesced in by Borrower or Clise Properties, Inc. ("Other Guarantor") and/or if any proceeding for the dissolution or liquidation of Borrower or any Other Guarantor shall be instituted by Borrower or Guarantor or any Other Guarantor (unless before any such filing Borrower offered to enter into Lender's choice of either an agreement to permit an uncontested foreclosure or an agreement to deliver a deed in lieu of foreclosure within 60 days after Lender's acceptance of such offer), all outstanding principal and interest under the Note and all other Obligations (as defined in the Mortgage). If Borrower defaults in fulfilling the terms of any offer accepted by Lender pursuant to the foregoing sentence, Guarantor shall be liable for the full amount of the Obligations.

     1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

     1.4 Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

     1.5 Payment By Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

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     1.6    No Duty To Pursue Others.  It shall not be necessary for Lender
(and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to
(i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other Person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty,
(v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

     1.7 Waivers. Guarantor agrees to the provisions of the Loan Instruments, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note, the Mortgage or any other Loan Instruments, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Instruments or in connection with the Secured Property, (v) the occurrence of any breach by Borrower or an Event of Default (as defined in the Mortgage), (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Instruments, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

     1.8 Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including, without limitation, court costs and reasonable attorneys' fees and disbursements) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

     1.9 Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must refund or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

     1.10 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, until such time as all Obligations have been paid in full and are not subject to disgorgement by Lender or return or set aside thereof,

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Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

     1.11 Financial Reporting. Guarantor will keep and maintain complete and accurate books and records of Guarantor's earnings and financial condition and, without expense to Lender, will furnish to Lender, within one hundred twenty (120) days after the end of each fiscal year of Guarantor, the following financial information reflecting Guarantor's financial position for the immediately preceding year, all prepared and certified by an independent certified public accountant reasonably satisfactory to Lender, and in accordance with generally accepted accounting principles: (i) a statement of financial position of Guarantor, (ii) a statement of cash flows of Guarantor,
(iii) a profit and loss statement, and (iv) a balance sheet. Notwithstanding the foregoing, Guarantor may provide its annual statement containing its financial statements in place of the foregoing financial statements so long as Guarantor is publicly traded. If Guarantor is no longer publicly traded, the foregoing financial statements may be prepared by Guarantor and certified as accurate and complete by the chief financial officer of Guarantor.

     1.12 Borrower. The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower. Nothing set forth herein, however, shall constitute a consent by Lender to any merger, reorganization, sale, transfer, devise, gift, or bequest of Borrower or any interest in Borrower, nor shall anything set forth herein diminish or affect in any manner whatsoever any of the obligations or liabilities of Borrower under the Loan Instruments.

     1.13 Recourse Limitations Do Not Apply. It is understood and agreed that the limitations of liability provided in the Note and any other Loan Instruments shall not apply with respect to the Guarantor as to the Guaranteed Obligations and that, notwithstanding anything to the contrary in the Note or any other Loan Instrument, Lender shall have full and personal recourse against the assets of the Guarantor as to the Guaranteed Obligations and such limitations shall not apply for purposes of enforcing this Guaranty.

     1.14 Release. If Guarantor transfers all of its 49% limited partnership interest in Borrower to a Permitted Nordstrom Transferee, as defined in, permitted by and in accordance with the Deed of Trust, Lender shall release Guarantor from its liability under this Guaranty arising from and after the date of such transfer, provided that the Permitted Nordstrom Transferee provides a guaranty to Lender in the form of this Guaranty (or, in the case of a transfer to Clise Properties, Inc., such guarantor reaffirms its obligations under its Guaranty of even date herewith). In the event of such a transfer, Guarantor shall not be released from liability arising hereunder before the date of such transfer.

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                                  ARTICLE II

                    EVENTS AND CIRCUMSTANCES NOT REDUCING
                    OR DISCHARGING GUARANTOR'S OBLIGATIONS

     Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

     2.1 Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Mortgage, the other Loan Instruments, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

     2.2 Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.

     2.3 Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

     2.4 Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the Mortgage or the other Loan Instruments or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or
(vii) the Note, the Mortgage or any of the other Loan Instruments have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

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     2.5    Release of Obligors.  Any full or partial release of the
liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other Person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

     2.6 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

     2.7 Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations and any application of any collateral, property or security to the Guaranteed Obligations in any order or manner as Lender may determine in its discretion.

     2.8 Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

     2.9 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

     2.10 Offset. The Note, the Guaranteed Obligations and the liabilities and obligations of the Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower, or any other party, against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

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     2.11   Merger.  The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

     2.12 Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

     2.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Instruments, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     To induce Lender to enter into the Loan Instruments and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

     3.1 Benefit. Guarantor is the owner of a direct interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

     3.2 Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

     3.3 No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

     3.4 Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed Guarantor's obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay Guarantor's obligations and liabilities.

     3.5 Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not,

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contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

     3.6 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

     3.7 Review of Documents. Guarantor has examined the Note and all of the Loan Instruments.

     3.8 Litigation. There are no proceedings pending or, so far as Guarantor knows, threatened before any court or administrative agency which would affect the authority of Guarantor to enter into, or the validity or enforceability of this Guaranty or which if decided adversely to Guarantor would materially adversely affect the financial condition of Guarantor.

     3.9 Tax Returns. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

                                  ARTICLE IV

                    SUBORDINATION OF CERTAIN INDEBTEDNESS

     4.1 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and

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payments which would otherwise be payable upon Guarantor Claims.  Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

     4.3 Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

     4.4 Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor. Nothing set forth in this Section 4.4 is intended or shall be construed as the permitting of or the granting by Lender of its consent to the creation or existence of any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets or the Secured Property.

                                   ARTICLE V

                                MISCELLANEOUS

     5.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law.
No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     5.2    Notices.   All notices and demands or other communications
hereunder shall be in writing, and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by generally recognized overnight delivery service, with postage prepaid, addressed to Guarantor or Lender, as applicable, at the address stated below, or at such other address of which either Guarantor or Lender may hereafter notify the other in writing:

     Guarantor:

     NORDSTROM, INC.
     1700 - 7th Avenue
     Suite 1000
     Seattle, Washington 98101
     Attn:  Real Estate Notices

     Lender:

     NEW YORK LIFE INSURANCE COMPANY
     51 Madison Avenue
     New York, New York 10010-1603
     Attn:  Real Estate Vice President
            Real Estate Department -Loan Administration
     Loan No.: 372-6767

     with a copy to:

     NEW YORK LIFE INSURANCE COMPANY
     51 Madison Avenue
     New York, New York 10010-1603
     Attn:  Office of the General Counsel
            Real Estate Section

     Each notice or demand so given or served shall be deemed given and effective (a) if personally delivered, on the day of actual delivery or refusal and (b) if sent by generally recognized overnight delivery service, on the next business day. Notwithstanding the foregoing, service of any notice of default provided or required by law shall, if mailed as required by law, be deemed given and effective on the date of mailing.

     5.3 Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State in which the real property encumbered by the Mortgage is located and the applicable laws of the United States of America and, in connection with any action or proceeding arising out of or relating to this Guaranty, Guarantor hereby submits to the jurisdiction of any court of competent jurisdiction located in such State.

     5.4 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     5.5 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

     5.6 Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of Guarantor's rights, powers, duties or obligations hereunder.
If Guarantor consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several. As to any individual Guarantor, this Guaranty shall be binding on any community of which any such Guarantor is a part and on any community, quasi-community and separate property of such Guarantor.

     5.7 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

     5.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

     5.9 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

     5.10 Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5.11 Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein.

     5.12 Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

     5.13 Waiver of Right To Trial By Jury. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE MORTGAGE, OR THE OTHER LOAN INSTRUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

     5.14 No Oral Commitments. NOTICE IS HEREBY GIVEN THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, MODIFY LOAN TERMS, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     EXECUTED as of the day and year first above written.

                                          GUARANTOR:

                                          NORDSTROM, INC., a Washington
                                          corporation


                                          By:   /s/ David L. Mackie
                                                -----------------------------
                                          Name: David L. Mackie
                                                -----------------------------
                                          Title: Vice-President - Real Estate
                                                 & Legal Affairs
                                                -----------------------------

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that David L. Mackie is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Vice-President - Real Estate & Legal Affiars of Nordstrom, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Dated:  April 17, 2002.



-------------------------    /s/ Judy Fredrickson
|                       |    -------------------------------------------
|                       |    Notary Public
|                       |    Print Name Judy Fredrickson
|                       |               --------------------------------
|                       |    My commission expires 5/23/03
|                       |                          ---------------------
|                       |
|                       |
|                       |
|                       |
|                       |
|                       |
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
STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that A.M. Clise is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President /CEO of Clise Properties, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Dated:  April 17, 2002.


-------------------------    /s/ Judy Fredrickson
|                       |    -------------------------------------------
|                       |    Notary Public
|                       |    Print Name Judy Fredrickson
|                       |               --------------------------------
|                       |    My commission expires 5/23/03
|                       |                          ---------------------
|                       |
|                       |
|                       |
|                       |
|                       |
|                       |
-------------------------
(Use this space for notarial stamp/seal)